Vanguard Institutional Target Retirement Funds
Supplement Dated February 17, 2021, to the Prospectus and Summary Prospectuses Dated January 31, 2021
Addition of New Underlying Fund

The board of trustees of each Vanguard Institutional Target Retirement Fund approved the addition of Vanguard Total International Bond II Index Fund as a new underlying fund for each Vanguard Institutional Target Retirement Fund. The addition of Vanguard Total International Bond II Index Fund is not expected to change the expense ratio for any Vanguard Institutional Target Retirement Fund. Furthermore, the addition of Vanguard Total International Bond II Index Fund will not alter the glide path, asset class and sub-asset class exposures, investment methodology, or advisory structure of any Vanguard Institutional Target Retirement Fund.
Vanguard Total International Bond II Index Fund mirrors the investment strategy of Vanguard Total International Bond Index Fund, is subject to substantially similar risks, and seeks to track the same benchmark index as Vanguard Total International Bond Index Fund, the Bloomberg Barclays Global Aggregate ex-USD Float Adjusted RIC Capped Index (USD Hedged). Therefore, each risk applicable to Vanguard Total International Bond Index Fund is also applicable to Vanguard Total International Bond II Index Fund.
Vanguard Total International Bond II Index Fund will receive the non-U.S. fixed income allocation of new cash flows into each Vanguard Institutional Target Retirement Fund. Each Vanguard Institutional Target Retirement Fund’s existing allocations to non-U.S. bonds will be moved from Vanguard Total International Bond Index Fund to Vanguard Total International Bond II Index Fund over time. During this period, a Vanguard Institutional Target Retirement Fund may be invested in both Vanguard Total International Bond Index Fund and Vanguard Total International Bond II Index Fund to achieve its target allocation to non-U.S. bonds.
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